UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
June 15, 2026
(Date of the earliest event reported)
Simulations Plus, Inc.
(Exact name of registrant as specified in its charter)

California	001-32046	95-4595609
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
800 Park Offices Drive, Suite 401, Research Triangle Park, NC 27709
(Address of principal executive offices) (Zip Code)
661-723-7723
Registrant's telephone number, including area code
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	SLP	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01    Regulation FD Disclosure.

On June 16, 2026, Simulations Plus, Inc., a California corporation (the “Company”), issued a press release announcing the execution of an Agreement and Plan of Merger (the “Merger Agreement”) by and among the Company, SP Evolution HoldCo II, LLC, a Delaware limited liability company and an affiliate of Altaris, LLC (“Parent”), and SP Evolution BidCo II, LLC, a Delaware limited liability company and a wholly owned subsidiary of Parent (“Merger Sub”), pursuant to which Merger Sub will merge with and into the Company (the “Merger”), with the Company surviving as a wholly owned subsidiary of Parent (the “Surviving Corporation”), a copy of which is furnished as Exhibit 99.1 to this Report and is incorporated herein by reference. A copy of the Merger Agreement will be filed by the Company as an exhibit to a Current Report on Form 8-K within four business days after June 15, 2026.

The information in this Item 7.01 (including Exhibit 99.1) is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filings under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as may be expressly set forth by specific reference in such filing.

Important Information and Where to Find It

This communication relates to a proposed transaction between the Company, Parent, Merger Sub and the other parties to the Merger Agreement. In connection with this proposed transaction, the Company will file a proxy statement on Schedule 14A and other relevant documents with the Securities and Exchange Commission (“SEC”). This communication is not a substitute for any proxy statement or other document the Company may file with the SEC in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ THE PROXY STATEMENT, INCLUDING THE DOCUMENTS INCORPORATED BY REFERENCE INTO THE PROXY STATEMENT, AND OTHER DOCUMENTS THAT MAY BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. The definitive proxy statement, when available, will be mailed to stockholders of the Company, as applicable. Investors and security holders will be able to obtain free copies of these documents, when available, and other documents filed with the SEC by the Company through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by the Company will be available free of charge on the Company’s website at www.simulations-plus.com or by contacting the Company’s primary investor relations contact by email at slp@finprofiles.com or by phone at 661-723-7723.

Participants in the Solicitation

The Company, Parent, Merger Sub and their respective directors, members, managers and certain of their respective executive officers may be considered participants in the solicitation of proxies in connection with the proposed transaction. Information about the directors and executive officers of the Company, their ownership of shares of common stock of the Company, and the Company’s transactions with related persons is set forth in its Annual Report on Form 10-K for the fiscal year ended August 31, 2025, which was filed with the SEC on December 1, 2025 (and which is available at https://www.sec.gov/Archives/edgar/data/1023459/000102345925000060/simu-20250831.htm), in its proxy statement on Schedule 14A for its 2026 Annual Meeting of Stockholders in the sections entitled “Security Ownership of Certain Beneficial Owners and Management” and “Related Party Transactions”, which was filed with the SEC on December 29, 2025 (and which is available at https://www.sec.gov/Archives/edgar/data/1023459/000102345925000068/simu-20251229.htm), certain of its Quarterly Reports on Form 10-Q and certain of its Current Reports on Form 8-K.

These documents can be obtained free of charge from the sources indicated above. Additional information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC when they become available.

No Offer or Solicitation

This communication is for informational purposes only and is not intended to and shall not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Forward Looking Statements

This communication contains “forward-looking statements” within the Private Securities Litigation Reform Act of 1995. Any statements contained in this communication that are not statements of historical fact, including statements regarding the proposed Merger, including the expected timing and closing of the proposed Merger; the Company’s ability to consummate the proposed Merger; the expected benefits of the proposed Merger and other considerations taken into account by the Company’s Board of Directors in approving the proposed Merger; the amounts to be received by stockholders and expectations for the Company prior to and following the closing of the proposed Merger, may be deemed to be forward-looking statements. All such forward-looking statements are intended to provide management’s current expectations for the future of the Company based on current expectations and assumptions relating to the Company’s business, the economy and other future conditions. Forward-looking statements generally can be identified through the use of words such as “believes,” “anticipates,” “may,” “should,” “will,” “plans,” “projects,” “expects,” “expectations,” “estimates,” “forecasts,” “predicts,” “targets,” “prospects,” “strategy,” “signs,” and other words of similar meaning in connection with the discussion of future performance, plans, actions or events. Because forward-looking statements relate to the future, they are subject to inherent risks, uncertainties and changes in circumstances that are difficult to predict. Such risks and uncertainties include, among others: (i) the timing to consummate the proposed Merger; (ii) the risk that a condition to closing of the proposed Merger may not be satisfied or waived or that the closing of the proposed Merger might otherwise not occur; (iii) the risk that required regulatory approvals for the proposed Merger are not obtained, are delayed or are obtained subject to unexpected conditions; (iv) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement, including in circumstances requiring the Company to pay a termination fee; (v) the risk that competing acquisition proposals may be made; (vi) risks related to the diversion of management's attention from the Company's ongoing business operations and opportunities; (vii) the effect of the announcement, pendency or completion of the proposed Merger on the Company's ability to retain and hire key personnel and maintain relationships with customers, strategic partners, suppliers and other business counterparties; (viii) the risk that the proposed Merger and its announcement could adversely affect the market price of the Company's common stock or its operating results; (ix) unexpected costs, charges or expenses resulting from the proposed Merger; (x) potential litigation relating to the proposed Merger that could be instituted against the Company, Parent, Merger Sub or their respective directors, officers or affiliates, including the effects of any outcomes related thereto; (xi) risks related to obtaining the financing necessary to consummate the proposed Merger, notwithstanding that Parent's obligation to complete the proposed Merger is not subject to a financing condition; (xii) changes in general economic, business, financial, credit or market conditions; (xiii) changes in laws, regulations or government policies affecting the Company's business, including healthcare, pharmaceutical, biotechnology, medical device, software, artificial intelligence, data privacy and cybersecurity regulations; (xiv) risks relating to the Company's ability to maintain and grow demand for its software products, consulting services and technology-enabled solutions; (xv) cybersecurity incidents, data breaches, system disruptions or other technology-related risks; and (xvi) the other risks and uncertainties described in the Company's filings with the SEC. Accordingly, actual results may differ materially from those contemplated by these forward-looking statements. Investors, therefore, are cautioned against relying on any of these forward-looking statements. They are neither statements of historical fact nor guarantees or assurances of future performance. Additional information regarding the factors that may cause actual results to differ materially from these forward-looking statements is available in the Company’s filings with the SEC, including the risks and uncertainties identified in Part I, Item 1A - Risk Factors of the Company’s Annual Report on Form 10-K for the year ended August 31, 2025 and in the Company’s other filings with the SEC. The list of risk factors is not intended to be exhaustive.

These forward-looking statements speak only as of the date of this communication, and the Company does not assume any obligation to update or revise any forward-looking statement made in this communication or that may from time to time be made by or on behalf of the Company.
Item 9.01    Financial Statements and Exhibits.
(d)    Exhibits

99.1	Press Release with respect to the Merger
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SIMULATIONS PLUS, INC.

Dated: June 16, 2026	By: /s/ Will Frederick
Will Frederick
Executive Vice President and Chief Financial Officer
(Principal Financial Officer)
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